Exhibit 10.5.3

THIRD AMENDMENT

TO

AMENDED AND RESTATED SPONSOR AGREEMENT

This Amendment (this “Amendment”), dated as of February 4, 2022 and effective as of February 23, 2022, is to the Amended and Restated Sponsor Agreement dated as of October 14, 2016, as amended on November 28, 2017 and June 12, 2018 (the “Agreement”) between WGC USA Asset Management Company, LLC, a Delaware limited liability company (the “Sponsor”), and World Gold Trust (the “Trust”), a Delaware statutory trust organized in series.

WHEREAS, the Sponsor has agreed to reduce its sponsor fee with respect to SPDR® Gold MiniSharesSM Trust (“GLDM”); and

WHEREAS, the Sponsor and the Trust would like to amend the Agreement to reflect the reduction of the Marketing Agent’s fee for GLDM.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Sponsor and the Trust, both for itself and on behalf of GLDM, hereby agree as follows:

1. Schedule A is hereby deleted and replaced in its entirety with Schedule A set forth below:

“Schedule A

Fund	Rate
SPDR® Gold MiniSharesSM Trust	0.10	%”

2. This Amendment shall be effective on February 23, 2022.

3. Except as modified by this Amendment, the Agreement shall remain unmodified and in full force and effect.

4. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Agreement.

5. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but together shall constitute one and the same agreement.

[Signature Page Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

WORLD GOLD TRUST,
By: Delaware Trust Company, its Trustee

By:	/s/ Alan R. Halpern
Name: Alan R. Halpern
Title: Vice President

WGC USA ASSET MANAGEMENT COMPANY, LLC

By:	/s/ Brandon Woods
Name: Brandon Woods
Title: Principal Financial and Accounting Officer